UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2026 (January 26, 2026)

Tredegar Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2026, the Board of Directors (the “Board”) of Tredegar Corporation (the “Company”) increased the size of the Board from seven to eight and elected David Parks as director of the Company, in each case, effective immediately. Mr. Parks will be named to one or more committees of the Board at the next scheduled Board meeting.

The Board affirmatively determined that Mr. Parks qualifies as an independent director under the Company’s director independence standards and the applicable rules of the New York Stock Exchange. There are no arrangements or understandings between Mr. Parks and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Parks that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Parks will be compensated for his service on the Board pursuant to the Company’s existing compensation program for non-employee directors, which is described under “Compensation of Directors” in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on March 26, 2025), as adjusted by the Board from time to time.

Additionally, on January 26, 2026, Kenneth R. Newsome, a director of the Company since 2014, notified the Board that he will retire from the Board upon the expiration of his term at the Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). Therefore, Mr. Newsome will not stand for re-election at the 2026 Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

On February 9, 2026, in connection with the director transitions disclosed in Item 5.02, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

99.1	Press release issued on February 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: February 9, 2026	By:	/s/ Kevin C. Donnelly
Kevin C. Donnelly
Executive Vice President, General Counsel and Corporate Secretary